Exhibit 10.15.b







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                                 FIRST AMENDMENT
                                       TO
                              AMENDED AND RESTATED
                               CMBS LOAN AGREEMENT


                              FOR A CREDIT FACILITY
                         IN AN AMOUNT UP TO $100,000,000

                            Dated as of July 16, 2001

                                     Between

                               CAPITAL TRUST, INC.
                                   as Borrower


                                       and


                   MORGAN STANLEY & CO. INTERNATIONAL LIMITED
                                    as Lender





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







                                TABLE OF CONTENTS

                                                                           Page

1.       Amendments.........................................................1

2.       Representations and Warranties.....................................8

3.       No Default.........................................................8

4.       Ratification, Confirmation and Assumption..........................8

5.       Binding Effect; No Waiver; No Partnership; Counterparts............8

6.       Further Agreements.................................................9

7.       Governing Law......................................................9

8.       Continuing Effect..................................................9

9.       Conditions Precedent...............................................9



EXHIBIT A         Form of Second Amended and Restated Promissory Note

         FIRST AMENDMENT TO CMBS LOAN AGREEMENT dated as of July 16, 2001 (this "Agreement") between CAPITAL TRUST, INC., a Maryland corporation ("Borrower"), and MORGAN STANLEY & CO. INTERNATIONAL LIMITED ("Lender") to CMBS Loan Agreement dated as of February 8, 2001 between Capital Trust, Inc., a Maryland corporation ("Borrower") and Lender, (the "Original Loan Agreement"). Capitalized terms used herein without definition have the meanings given to them in the Original Loan Agreement. The Original Loan Agreement, as amended by this Agreement, and as such agreement otherwise from time to time has been or hereafter may be amended, modified, extended, and supplemented, is hereinafter referred to as the "Loan Agreement."

                              PRELIMINARY STATEMENT

         Pursuant to the Original Loan Agreement Lender may make loans to fund Borrower's acquisition of Eligible Collateral from time to time subject to the terms and conditions of the Original Loan Agreement. Lender and Borrower desire to amend the Original Loan Agreement in order to inter alia, extend the term and alter the Maximum Credit and terms and conditions applicable to such modifications.

         NOW,  THEREFORE,   in  consideration  of  the  mutual  promises  herein
contained the parties hereto hereby agree as follows:

1. Amendments. The Original Loan Agreement is hereby amended as follows:


         (a) Defined Terms. Subsection 1.01 of the Original Loan Agreement is hereby amended by:

               (i) the deletion in its entirety of the definition of the term "Affiliate Credit Facility" and the substitution therefor of the following:

         "Affiliate Credit Facility" shall mean any one or more agreements between Lender, or an Affiliate of Lender, and Affiliates of Borrower (including, without limitation, that certain (i) Master Loan and Security Agreement dated as of September 19, 2000 between CT Mezzanine Partners I LLC and Lender as amended pursuant to that certain First Amendment to Master Loan and Security Agreement dated as of December 29, 2000 and further amended pursuant to that certain Second Amendment to Master Loan and Security Agreement dated as of February 8, 2001 and further amended pursuant to that certain Third Amendment dated as of July 16, 2001 (ii) that certain CMBS Loan Agreement dated as of
         September 19, 2000 between CT Mezzanine Partners I LLC and MSIL as amended pursuant to that certain First Amendment to CMBS Loan Agreement dated as of February 8, 2001 as further amended pursuant to that certain Second Amendment dated as of July 16, 2001, (iii) that certain Master Loan and Security Agreement dated as of July 16, 2001 between Lender and CTMP II Funding Corp. (MS), and (iv) CMBS Loan Agreement dated as of July 16, 2001 between MSIL and CTMP II Funding Corp. (MS)), pursuant to which such Affiliate of Borrower shall incur Indebtedness to Lender or such Affiliate of Lender and including, without limitation, any other loan agreement or repurchase agreement between Lender, or an Affiliate of Lender, and an Affiliate of Borrower.

               (ii) the deletion in its entirety of the definition of the term "Amortization Period" and the substitution therefor of the following:

         "Amortization Period" shall mean, if the Termination Date shall be extended in accordance with the terms hereof, the period from and after July 16, 2002 to, but not including, March 16, 2003.

               (iii) the deletion of the words "June 30, 2002" in subsection (B) of the definition of the term "Eurodollar Rate Spread" and the substitution therefor with the words "July 16, 2002."

               (iv) the deletion in its entirety of the definition of the term "Maximum Credit" and the substitution therefor of the following:

         "Maximum    Credit"   shall   mean   One   Hundred    Million   Dollars
         ($100,000,000.00) or such increased or decreased amount as may be permitted, or otherwise required, pursuant to Section 2.02 (a).

               (v) the deletion in its entirety of the definition of the term "Note" and the substitution therefor of the following:

         "Note" shall mean the promissory note provided for by Section 2.02 (a) hereof for Loans and any promissory note delivered in substitution or exchange therefor, in each case as the same shall be modified, amended, supplemented or extended and in effect from time to time including, without limitation, that certain Second Amended and Restated Promissory Note dated as of July 16, 2001 by Borrower to Lender given in substitution for, and replacement of, that certain Amended and Restated Promissory Note dated as of June 8, 1998 by Borrower to Lender given in substitution for, and replacement of, that certain Promissory Note dated as of June 8, 1998 by Borrower to Lender.

               (vi) the deletion in its entirety of the definition of the term "Termination Date" and the substitution therefor of the following:

         "Termination Date" shall mean July 16, 2002 or such earlier date on which this Loan Agreement shall terminate in accordance with the provisions hereof or by operation of law; provided, however, that in the event that (i) this Agreement shall not have been earlier terminated and (ii) no Default shall have occurred and be continuing on July 16, 2002, the Termination Date shall be automatically extended to March 16, 2003.

         (b) Loans. Paragraph (a) of subsection 2.01 of the Original Loan Agreement is hereby amended by the deletion in the first sentence thereof of the words "June 30, 2001" and the substitution therefor of the words "July 16, 2002."

         (c) Subsection 2.02 (a) of the Original Loan Agreement is hereby deleted in its entirety and the following subsection shall be inserted in lieu thereof:

         "(a) The Loans made by Lender shall be evidenced by a single promissory note of Borrower substantially in the form of Exhibit A hereto, dated the date hereof, payable to Lender in the principal amount of One Hundred Million Dollars ($100,000,000.00), as otherwise duly completed. Notwithstanding the foregoing, provided that no Default or Event of Default shall have occurred and be continuing hereunder or under any Affiliate Credit Facility, Borrower may request, upon no less than ten (10) Business Days prior written notice delivered to Lender, that the aggregate credit available to Borrower hereunder, under the Conduit Loan Agreement and under any Affiliate Credit Agreement be reallocated among such credit agreements; provided, however, that in no event shall the Maximum Credit plus (i) the aggregate of the Maximum Credit hereunder and the Maximum Credit (as such term is defined in the Conduit Loan Agreement) under the Conduit Loan Agreement plus (ii) the aggregate Maximum Credit (as such term is defined in any Affiliate Credit Facility) under any existing Affiliate Credit Facility, exceed Four Hundred Million Dollars ($400,000,000.00). In the event (i) that the Maximum Credit is increased or decreased as a result of a reallocation of the Maximum Credit available hereunder or under any Affiliate Credit Facility, Borrower shall deliver to Lender a substitute Note evidencing such increase or decrease and such other documents, certificates and amendments as Lender shall request. Lender shall have the right to have its Note subdivided, by exchange for promissory notes of lesser denominations or otherwise and shall have the right to sell participating interests in such Note; provided, however, that Lender must retain (i) in excess of fifty percent (50%) ownership interest in the Note and (ii) have control over all decisions with respect to loan pricing and the exercise of remedies with respect to each item of Collateral; and provided, further, however, that Lender may subject up to one hundred percent (100%) of the Loans made hereunder to a repurchase agreement."

         (d) Subsections 3.01(a) of the Original Loan Agreement is hereby deleted in its entirety and the following subsection shall be inserted in lieu thereof:

         "(a) Borrower hereby promises to repay in full on the Termination Date the aggregate outstanding principal amount of the Loans; provided, however, in the event the Termination Date shall be extended to March 16, 2003 pursuant to the terms hereof, Borrower promises to repay such aggregate principal amount of the Loans outstanding on July 16, 2002 by the payment on the first Business Day of each month during the Amortization Period beginning with August 1, 2002 and on the Termination Date, as extended (each, an "Installment Date") of an amount equal to the quotient of (x) the aggregate principal amount of the Loans outstanding as at July 16, 2002 divided by (y) nine (9) (such schedule of payments, the "Amortization Schedule"); provided, further, that in the event that Borrower shall repay any portion of the outstanding principal in an amount in excess of the amount then due and payable in accordance with the Amortization Schedule, the Amortization Schedule shall be recalculated such that Borrower shall repay the principal amount of the Loans outstanding on the date of such repayment (after taking such repayment into account) by the payment on each Installment Date remaining in the Amortization Period of an amount equal to the quotient of (x) the aggregate principal amount of the Loans outstanding on the date of such repayment (after taking such repayment into account) divided by (y) the number of Installment Dates remaining during the Amortization Period. Any repayment of the principal of the Loans made by Borrower to Lender subsequent to an Installment Date shall be credited at the time of such payment and applied to the payment due on next succeeding Installment Date."

         (e) Subsections 3.04 (a)(i) and (a)(ii)(y) of the Original Loan Agreement shall be hereby amended by the deletion of the number "4224" in all places it appears in such subsections and replaced with "W-8EC1" and further amended by the deletion of the words "Form 1001" in all places it appears in such subsections and replaced with "Form W-8BEN".

         (f) Section 4.08 of the Original Loan Agreement shall be hereby amended by the deletion of the term "9-504(1)" in such section and replaced with "9-608(a)(1)(C)."

2. Representations and Warranties.

         Borrower hereby makes to Lender the representations and warranties set forth in Section 6 of the Original Loan Agreement, as amended by this Agreement.

3. Binding Effect; No Waiver; No Partnership; Counterparts.

         The provisions of the Original Loan Agreement and this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Nothing herein contained shall be deemed or construed (a) to constitute a waiver of any right of Lender under the Loan Agreement, as amended, or (b) to create a partnership or joint venture between any of the parties hereto. For the purpose of facilitating the execution of this Agreement as herein provided, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts when taken together shall constitute but one and the same instrument.

4. Further Agreements.

         Borrower agrees to execute and deliver such additional documents, instruments or agreements as may be reasonably requested by Lender and as may be necessary or appropriate to effectuate the purposes of this Agreement.


5. Governing Law.

         This Agreement shall be governed by the laws of the State of New York.


6. Continuing Effect.

         Except as modified by this Agreement, all terms of the Original Loan Agreement shall remain in full force and effect. Each and all references to the "Loan Agreement" in the Loan Documents shall mean the Loan Agreement as amended hereby.


7. Conditions Precedent.

         It is a condition precedent to the effectiveness of this Agreement that each of the following shall have occurred:

         (a) each party hereto shall have executed and delivered this Agreement;

         (b) Lender shall have received from Borrower an officer's certificate dated the date hereof in the form required under Section 5.02(b) of the Loan Agreement which shall be true, correct and complete both before and after giving effect to this Agreement; and

         (c) Lender shall have received from Borrower's counsel, or counsels, opinions acceptable to Lender.

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the date first above written.

                        BORROWER
                        --------

                        CAPITAL TRUST, INC.

                        By: /s/ Edward L. Shugrue III
                           -----------------------------------------
                        Name: Edward L. Shugrue III
                        Title: Chief Financial Officer

                        Address for Notices:
                        -------------------

                        410 Park Avenue, 14th Floor
                        New York, New York  10022
                        Attention: Edward L. Shugrue III
                                   Chief Financial Officer
                        Telecopier No.: (212) 655-0044
                        Telephone No:     (212) 655-0225

                        With a copy to:

                        Paul, Hastings, Janofsky & Walker LLP
                        75 East 55th Street
                        New York, New York 10022
                        Attention: John A. Cahill, Esq.
                        Telecopier No.: (212) 319-4090
                        Telephone No.:    (212) 318-6260

                        LENDER
                        ------

                        MORGAN STANLEY & CO. INTERNATIONAL LIMITED

                        By: /s/ Edward W. McAleer
                           -----------------------------------------
                        Name:  Edward W. McAleer
                        Title: Executive Director

                        Address for Notices:
                        -------------------

                        1585 Broadway
                        New York, New York 10036
                        Attention: Mr. Marc Flamino, Whole Loan Operations Mortgage-Backed Securities Department,
                        Fixed-Income Division
                        Telecopier No.: (212) 761-0093
                        Telephone No.: (212) 761-4243

                        With a copy to:
                        Clifford Chance Rogers & Wells LLP
                        200 Park Avenue
                        New York, New York 10166-0153
                        Attention: Frederick B. Utley, III, Esq.
                        Telecopier No.:   (212) 878-8375
                        Telephone No.:    (212) 878-8356

                                                                       EXHIBIT A
                                                                       ---------

              [FORM OF SECOND AMENDED AND RESTATED PROMISSORY NOTE]



$ 100,000,000.00                                             as of June 30, 1998

                                                              New York, New York

         SECOND AMENDED AND RESTATED PROMISSORY NOTE dated as of June 30, 1998 (this "Note") made by CAPITAL TRUST, INC., a Maryland corporation ("Borrower"), to MORGAN STANLEY & CO. INTERNATIONAL LIMITED ("Lender") in substitution for, and replacement of, the Amended and Restated Promissory Note dated as of June 30, 1998 (the "Original Note") made by Borrower to Lender pursuant to that certain Amended and Restated CMBS Loan Agreement dated as of February 8, 2001 (the "Original Loan Agreement") between Borrower and Lender.

                              PRELIMINARY STATEMENT
                              ---------------------

         Borrower and Lender have entered into that certain Amended and Restated CMBS Loan Agreement dated as of February 8, 2001 as amended pursuant to that certain First Amendment to Amended and Restated CMBS Loan Agreement dated as of July 16, 2001 (as further amended, supplemented or otherwise modified and in effect from time to time, collectively, the "Loan Agreement"). In connection therewith, Borrower has agreed to enter into this Note in substitution for, and replacement of, the Original Note.

         NOW THEREFORE, FOR VALUE RECEIVED, Borrower hereby promises to pay to the order of Lender, at the principal office of Lender at 1585 Broadway, New York, New York, 10036, in lawful money of the United States, and in immediately available funds, the principal sum of ONE HUNDRED MILLION DOLLARS ($100,000,000.00) (or such lesser amount as shall equal the aggregate unpaid principal amount of the Loans made by Lender to Borrower under the Loan Agreement), on the dates and in the principal amounts provided in the Loan Agreement, and to pay interest on the unpaid principal amount of each such Loan, at such office, in like money and funds, for the period commencing on the date of such Loan until such Loan shall be paid in full, at the rates per annum and on the dates provided in the Loan Agreement.

         The date, amount and interest rate of each Loan made by Lender to Borrower, and each payment made on account of the principal thereof, shall be recorded by Lender on its books and, prior to any transfer of this Note, endorsed by Lender on the schedule attached hereto or any continuation thereof; provided, that the failure of Lender to make any such recordation or endorsement shall not affect the obligations of Borrower to make a payment when due of any amount owing under the Loan Agreement or hereunder in respect of the Loans made by Lender.

         This Note is the Note referred to in the Loan Agreement and evidences Loans made by Lender thereunder. Terms used but not defined in this Note have the respective meanings assigned to them in the Loan Agreement.

         This Note amends and restates in its entirety the Original Note and is given as a continuation and extension, and not a novation, release or satisfaction, of the Original Note. The issuance and delivery of this Note does not create or evidence any principal indebtedness other than the principal indebtedness evidenced by the Original Note. Borrower hereby acknowledges and agrees that simultaneously with Borrower's execution and delivery of this Note to Lender, Lender has delivered to Borrower the Original Note.

         Borrower hereby represents, warrants and covenants that, as of the date hereof, (a) Borrower has no cause of action at law or in equity against Lender (including, without limitation, any offset, defense, deduction or counterclaim) with respect to any of such obligations and (b) the principal amount due and owing under this Note is $1,667,966.10.

         Borrower agrees to pay all Lender's costs of collection and enforcement (including reasonable attorneys' fees and disbursements of Lender's counsel) in respect of this Note when incurred, including, without limitation, reasonable attorneys' fees through appellate proceedings.

         Notwithstanding the pledge of the Collateral, Borrower hereby acknowledges, admits and agrees that Borrower's obligations under this Note are recourse obligations of Borrower to which Borrower pledges its full faith and credit.

         Borrower, and any endorsers or guarantors hereof, (a) severally waive diligence, presentment, protest and demand and also notice of protest, demand, dishonor and nonpayment of this Note, (b) expressly agree that this Note, or any payment hereunder, may be extended from time to time, and consent to the acceptance of further Collateral, the release of any Collateral for this Note, the release of any party primarily or secondarily liable hereon, and (c) expressly agree that it will not be necessary for Lender, in order to enforce payment of this Note, to first institute or exhaust Lender's remedies against Borrower or any other party liable hereon or against any Collateral for this Note. No extension of time for the payment of this Note, or any installment hereof, made by agreement by Lender with any person now or hereafter liable for the payment of this Note, shall affect the liability under this Note of Borrower, even if Borrower is not a party to such agreement; provided, however, that Lender and Borrower, by written agreement between them, may affect the liability of Borrower.

         Any reference herein to Lender shall be deemed to include and apply to every subsequent holder of this Note. Reference is made to the Loan Agreement for provisions concerning optional and mandatory prepayments, Collateral, acceleration and other material terms affecting this Note.

         This Note shall be governed by and construed under the laws of the State of New York (without reference to choice of law doctrine) whose laws Borrower expressly elects to apply to this Note. Borrower agrees that any action or proceeding brought to enforce or arising out of this Note may be commenced in the Supreme Court of the State of New York, Borough of Manhattan, or in the District Court of the United States for the Southern District of New York.

                                    CAPITAL TRUST, INC.,

                                    a Maryland corporation

                                    By:
                                       -----------------------------
                                       Name: Edward L. Shugrue III
                                       Title: Chief Financial Officer

                                SCHEDULE OF LOANS


This Amended and Restated Promissory Note evidences Loans made under the within-described Loan Agreement to Borrower, on the dates, in the principal amounts and bearing interest at the rates set forth below, and subject to the payments and prepayments of principal set forth below.


--------------------------------------------------------------------------------------------------------------------

    Name of      Date Made       Principal     Interest       Amount Paid   Unpaid        Cumulative      Notation
   Collateral                    Amount of       Rate         or Prepaid    Principal     Total Unpaid    Made by
                                 of Loan                                    Amount         Principal
                                                                                             Amount
--------------------------------------------------------------------------------------------------------------------

                  7/16/01      29,750,000.00    6.49%         *            29,750,000.00   29,750,000.00   PW



*The respective amounts shown in the columns entitled "Principal Amount of Loan" and "Cumulative Total Unpaid Principal Amount" reflect the respective net unpaid principal amounts inclusive of all advances and repayments to, and including, the date hereof in respect of the indicated collateral.